EXHIBIT 99.1

DTS Reports Second Quarter 2012 Results

Network-Connected Revenue Increases 81% in Challenging Macro Environment

CALABASAS, Calif., Aug. 6, 2012 (GLOBE NEWSWIRE) -- DTS, Inc. (Nasdaq:DTSI) today announced financial results for the second quarter ended June 30, 2012.

Revenue for the second quarter was $21.8 million, including 81% year-over-year growth from the network-connected markets and $120,000 in royalty recoveries. This compares to revenue of $20.6 million in the second quarter of 2011, which included $348,000 in royalty recoveries. Excluding royalty recoveries, the 7% year-to-year growth in total revenue resulted primarily from significant growth in the network-connected markets, offset by softness in Blu-ray as well as declines in DVD-based products and broadcast.

Reflecting a year-over-year increase in investment in the fast-growing network-connected space, non-GAAP net income was $3.5 million, or $0.21 per diluted share net of tax, compared to non-GAAP net income of $4.2 million, or $0.24 per diluted share net of tax, in the second quarter of 2011. Non-GAAP operating margin in the second quarter of 2012 was 26%, compared to 34% in the second quarter of 2011. GAAP net loss was $755,000, or a loss of $0.05 per diluted share, compared to net income of $2.6 million, or $0.14 per diluted share, in the second quarter of 2011. GAAP net loss for the second quarter of 2012 includes $2.9 million, or $0.11 per diluted share net of tax, in stock-based compensation expense; $2.3 million, or $0.14 per diluted share, in non-deductible costs related to the recently completed acquisition of SRS Labs, Inc.; and $274,000, or $0.01 per diluted share net of tax, in amortization of intangibles.

The GAAP and non-GAAP reconciling items for the second quarters of 2011 and 2012 can be found in the "Non-GAAP Financial Metrics" schedule attached to this press release and on the investor relations portion of our website at www.DTS.com.

The Company generated $3.8 million in cash flow from operations during the second quarter of 2012, compared to $6.7 million during the second quarter of 2011, and closed the quarter with cash and investments of $103.2 million.

"Our growth in the second quarter was impacted by weakness in consumer electronics spending with regard to Blu-ray," said Jon Kirchner, chairman and CEO of DTS, Inc. "However, our strategy is squarely focused on the network-connected markets, in which we posted year over year growth of 81%. These markets were the largest contributors to our revenues this quarter, and we expect them to represent the majority of our business going forward. As we complete the integration of SRS Labs, including combining product and technology roadmaps, DTS is in an even better position to continue to seize the market opportunities presented by cloud-based entertainment and the proliferation of connected devices.  We expect to realize annual synergies of at least $8 million beginning in 2013."

Business Outlook

DTS management will provide details of its full fiscal year outlook and expectations for the combined company through 2013 on the conference call set to take place today, Monday, August 6, 2012, starting at 1:30 p.m. Pacific Time. The outlook is based on a number of assumptions that the Company believes are reasonable at the time of this press release.  Information regarding potential risks that could cause the actual results to differ from these forward-looking statements is set forth below and in the Company's filings with the Securities and Exchange Commission.

Use of Non-GAAP Financial Information

Included within this press release are non-GAAP financial measures that supplement the Company's Consolidated Statements of Income prepared under generally accepted accounting principles (GAAP). These non-GAAP financial measures adjust the Company's actual results prepared under GAAP to exclude charges and the related income tax effect for stock-based compensation, the amortization of intangible assets, and certain acquisition-related charges. Reconciliation of GAAP to non-GAAP amounts for the periods presented herein are provided in schedules accompanying this release and should be considered together with the Consolidated Statements of Income. These non-GAAP measures are not meant as a substitute for GAAP, but are included solely for informational and comparative purposes. The Company's management believes that this information can assist investors in evaluating the company's operational trends, financial performance, and cash generating capacity. Management believes these non-GAAP measures allow investors to evaluate DTS' financial performance using some of the same measures as management. However, the non-GAAP financial measures should not be regarding as a replacement for (or superior to) corresponding, similarly captioned, GAAP measures.

Conference Call Information for Monday, August 6, 2012

DTS will broadcast a conference call today, Monday, August 6, 2012, starting at 1:30 p.m. Pacific Time, to discuss its second quarter financial results.  To access the conference call, dial 1-877-941-0843 or 1-480-629-9819 (outside the U.S. and Canada).  A live webcast of the call will be available from the Investor Relations section of the Company's corporate website at www.DTS.com and via replay beginning two hours after the completion of the call.  An audio replay of the call will also be available to investors beginning at 11:59 p.m. Pacific Time, August 6, 2012 through 11:59 p.m. Pacific Time, August 13, 2012, by dialing 1-800-406-7325 or 1-303-590-3030 (outside the U.S. and Canada) and entering pass code 4555947#.

About DTS, Inc.

DTS, Inc. (Nasdaq:DTSI) is dedicated to making digital entertainment exciting, engaging and effortless by providing state-of-the-art audio technology to over a billion consumer electronics products worldwide. From a renowned legacy as a pioneer in high definition multi-channel audio, DTS became a mandatory audio format in the Blu-ray™ Disc standard and is now increasingly deployed in enabling digital delivery of compelling movies, music, games and other forms of digital entertainment to a growing array of network-connected consumer devices. With the acquisition of SRS Labs, DTS strengthens its position as a leader in providing end-to-end audio solutions to the rapidly growing network entertainment sector. DTS technology is in car audio systems, digital media players, DVD players, game consoles, home theaters, PCs, set-top boxes, smart phones, surround music content and every device capable of playing Blu-ray™ discs. Founded in 1993, DTS' corporate headquarters are located in Calabasas, California with its licensing operations headquartered in Limerick, Ireland. DTS also has offices in Los Gatos and Santa Ana, California, Washington, China, France, Hong Kong, Japan, Singapore, South Korea, Taiwan and the United Kingdom.

The DTS, Inc. logo is available at http://www.globenewswire.com/newsroom/prs/?pkgid=11752

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 that involve risks, uncertainties, assumptions and other factors which, if they do not materialize or prove correct, could cause DTS' results to differ materially from historical results or those expressed or implied by such forward-looking statements. All statements, other than statements of historical fact, are statements that could be deemed forward-looking statements, including statements containing the words "planned," "expects," "believes," "intends" "strategy," "opportunity," "anticipates" and similar words. These statements may include, among others, plans, strategies and objectives of management for future operations; any statements regarding proposed new products, services or developments; any statements regarding future economic conditions or financial or operating performance; statements of belief and any statements of assumptions underlying any of the foregoing. The potential risks and uncertainties that could cause actual growth and results to differ materially include, but are not limited to, the transition to the next generation optical drives and consumer adoption of such technology, the rapidly changing and competitive nature of the digital audio, consumer electronics and entertainment markets, the Company's inclusion in or exclusion from governmental and industry standards, continued customer acceptance of the Company's technology, products, services and pricing, risks related to ownership and enforcement of intellectual property, the continued release and availability of entertainment content containing DTS audio soundtracks, success of the Company's research and development efforts, risks associated with the Company's ability to successfully integrate SRS Labs' operations and employees, risks related to integrating acquisitions, greater than expected costs, the departure of key employees, the current financial crisis and global economic downturn, a loss of one or more of our key customers or licensees, changes in domestic and international market and political conditions, and other risks and uncertainties more fully described in DTS' public filings with the Securities and Exchange Commission, available at www.sec.gov. DTS does not intend to update any forward-looking statement contained in this press release to reflect events or circumstances arising after the date hereof.

DTS-I

DTS, INC.

CONSOLIDATED BALANCE SHEETS
(Amounts in thousands, except per share amounts)

	As of	As of
	June 30,	December 31,
	2012	2011

	(Unaudited)
ASSETS
Current assets:
Cash and cash equivalents	$ 48,579	$ 46,944
Short-term investments	52,166	38,697
Accounts receivable, net of allowance for doubtful accounts of $299
and $251 at June 30, 2012 and December 31, 2011, respectively	3,848	5,322
Deferred income taxes	1,267	1,296
Prepaid expenses and other current assets	1,912	1,823
Income taxes receivable, net	2,299	2,591
Total current assets	110,071	96,673
Property and equipment, net	32,230	32,800
Intangible assets, net	6,103	6,549
Goodwill	1,257	1,257
Deferred income taxes	17,576	13,574
Long-term investments	2,497	6,922
Other assets	2,127	1,695
Total assets	$ 171,861	$ 159,470

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
Accounts payable	$ 1,623	$ 1,056
Accrued expenses	3,950	3,605
Deferred revenue	1,593	1,121
Total current liabilities	7,166	5,782
Other long-term liabilities	8,587	7,886

Stockholders' equity:
Preferred stock -- $0.0001 par value, 5,000 shares authorized at June 30, 2012 and December 31, 2011; no shares issued and outstanding	—	—
Common stock -- $0.0001 par value, 70,000 shares authorized at June 30, 2012 and December 31, 2011; 20,654 and 20,536 shares issued at June 30, 2012 and December 31, 2011, respectively; 16,582 and 16,536 outstanding at June 30, 2012 and December 31, 2011, respectively	3	3
Additional paid-in capital	201,830	192,819

Treasury stock, at cost - 4,072 and 4,000 shares at June 30, 2012 and December 31, 2011, respectively	(109,257)	(107,222)
Accumulated other comprehensive income	684	644
Retained earnings	62,848	59,558
Total stockholders' equity	156,108	145,802

Total liabilities and stockholders' equity	$ 171,861	$ 159,470

DTS, INC.

CONSOLIDATED STATEMENTS OF OPERATIONS
(Amounts in thousands, except per share amounts)

	For the Three Months Ended		For the Six Months Ended
	June 30,		June 30,
	2012	2011	2012	2011
	(Unaudited)

Revenue	$ 21,754	$ 20,585	$ 48,639	$ 47,364
Cost of revenue	194	215	388	426
Gross profit	21,560	20,370	48,251	46,938
Operating expenses:
Selling, general and administrative	16,706	12,875	31,989	26,824
Research and development	4,780	3,143	9,290	6,395
Total operating expenses	21,486	16,018	41,279	33,219
Operating income	74	4,352	6,972	13,719
Interest and other income (expense), net	2	48	(86)	(26)
Income before provision for income taxes	76	4,400	6,886	13,693
Provision for income taxes	831	1,799	3,596	5,403
Net income (loss)	$ (755)	$ 2,601	$ 3,290	$ 8,290

Net income (loss) per common share:
Basic	$ (0.05)	$ 0.15	$ 0.20	$ 0.48
Diluted	$ (0.05)	$ 0.14	$ 0.19	$ 0.46

Weighted average shares outstanding:
Basic	16,503	17,279	16,484	17,242
Diluted	16,503	17,972	16,938	17,938

DTS, INC.
CONSOLIDATED STATEMENTS OF CASH FLOWS
(Amounts in thousands)

	For the Three Months Ended		For the Six Months Ended
	June 30,		June 30,
	2012	2011	2012	2011
	(Unaudited)
Cash flows from operating activities:
Net income (loss)	$ (755)	$ 2,601	$ 3,290	$ 8,290
Adjustments to reconcile net income (loss) to net cash provided by operating activities:
Depreciation and amortization	1,381	1,239	2,714	2,502
Stock-based compensation charges	2,918	2,415	5,516	4,387
Deferred income taxes	(3,321)	(657)	(3,973)	(150)
Tax benefits from stock-based awards	2,065	33	3,075	215
Excess tax benefits from stock-based awards	(2,142)	(16)	(3,278)	(154)
Other	84	46	140	196
Changes in operating assets and liabilities:
Accounts receivable	3,096	4,823	1,074	3,086
Prepaid expenses and other assets	(39)	221	(121)	(477)
Accounts payable, accrued expenses and other liabilities	(594)	(941)	1,438	(2,933)
Deferred revenue	1,108	(2,552)	472	(3,579)
Income taxes receivable	21	(555)	292	(862)
Net cash provided by operating activities	3,822	6,657	10,639	10,521
Cash flows from investing activities:
Purchases of held-to-maturity investments	(115)	(12,752)	(3,450)	(33,911)
Purchases of available-for-sale investments	(10,969)	(12,117)	(42,074)	(12,117)
Maturities of held-to-maturity investments	4,815	23,665	17,535	42,660
Maturities of available-for-sale investments	11,645	--	18,945	--
Purchases of property and equipment	(1,132)	(1,179)	(1,443)	(1,534)
Purchases of intangible assets	(78)	(133)	(180)	(273)
Net cash provided by (used in) investing activities	4,166	(2,516)	(10,667)	(5,175)
Cash flows from financing activities:
Proceeds from the issuance of common stock under stock-based compensation plans	919	1,523	1,375	3,001
Repurchases and retirement of common stock for restricted stock tax withholdings	(34)	(50)	(955)	(1,480)
Excess tax benefits from stock-based awards	2,142	16	3,278	154
Purchases of treasury stock	--	(12,423)	(2,035)	(12,423)
Net cash provided by (used in) financing activities	3,027	(10,934)	1,663	(10,748)
Net change in cash and cash equivalents	11,015	(6,793)	1,635	(5,402)
Cash and cash equivalents, beginning of period	37,564	43,135	46,944	41,744
Cash and cash equivalents, end of period	$ 48,579	$ 36,342	$ 48,579	$ 36,342

Non-GAAP Financial Metrics
(Amounts in thousands, except per share amounts)

The following tables show the Company's GAAP financial metrics reconciled to non-GAAP financial metrics included in this release.

	For the Three Months Ended		For the Six Months Ended
	June 30,		June 30,
	2012	2011	2012	2011
Cost of revenue:
GAAP cost of revenue	$ 194	$ 215	$ 388	$ 426
Amortization of intangible assets	181	183	363	365
Stock-based compensation	--	2	--	5
Non-GAAP cost of revenue	$ 13	$ 30	$ 25	$ 56

Selling, general and administrative:
GAAP selling, general and administrative	$ 16,706	$12,875	$ 31,989	$26,824
Amortization of intangible assets	48	92	87	205
Stock-based compensation	2,335	2,011	4,424	3,596
Acquisition costs*	2,312	--	2,771	--
Non-GAAP selling, general and administrative	$ 12,011	$10,772	$ 24,707	$23,023

Research and development:
GAAP research and development	$ 4,780	$ 3,143	$ 9,290	$ 6,395
Amortization of intangible assets	45	46	90	90
Stock-based compensation	583	402	1,092	786
Acquisition costs*	12	--	12	--
Non-GAAP research and development	$ 4,140	$ 2,695	$ 8,096	$ 5,519

Operating income:
GAAP operating income	$ 74	$ 4,352	$ 6,972	$13,719
Amortization of intangible assets	274	321	540	660
Stock-based compensation	2,918	2,415	5,516	4,387
Acquisition costs*	2,324	--	2,783	--
Non-GAAP operating income	$ 5,590	$ 7,088	$ 15,811	$18,766
Non-GAAP operating income as a % of revenue	26%	34%	33%	40%

Net income (loss):
GAAP net income (loss)	$ (755)	$ 2,601	$ 3,290	$ 8,290
Amortization of intangible assets	274	321	540	660
Stock-based compensation	2,918	2,415	5,516	4,387
Acquisition costs*	2,324	--	2,783	--
Tax impact of the above items	(1,277)	(1,094)	(2,422)	(2,019)
Non-GAAP net income	$ 3,484	$ 4,243	$ 9,707	$11,318

Non-GAAP diluted income per common share	$ 0.21	$ 0.24	$ 0.57	$ 0.63

Weighted average shares outstanding:	16,943	17,972	16,938	17,938

* On July 20, 2012, DTS completed its acquisition of SRS Labs in a cash-and-stock transaction.

Non-GAAP Financial Targets

The following tables show the Company's fiscal year 2012 GAAP guidance reconciled to non-GAAP financial targets.

	Fiscal Year 2012
	Low	High

Operating income (loss) as a % of revenue:

GAAP operating income (loss) as a % of revenue	-2%	3%
Amortization of intangible assets	4	4
Stock-based compensation	10	10
Acquisition costs*	9	10
Non-GAAP operating income as a % of revenue	21%	27%

Net income (loss) per diluted share:

GAAP net income (loss) per diluted share	$ (0.05)	$ 0.05
Amortization of intangible assets	0.27	0.27
Stock-based compensation	0.57	0.62
Acquisition costs*	0.54	0.62
Tax impact of the above items	(0.43)	(0.56)
Non-GAAP net income per diluted share	$ 0.90	$ 1.00

Weighted average shares used to compute Non-GAAP net income per diluted share (millions)	18.5	18.5

* On July 20, 2012, DTS completed its acquisition of SRS Labs in a cash-and-stock transaction.

The following table shows the Company's fiscal year 2013 GAAP guidance reconciled to Non-GAAP financial targets.

	Fiscal Year 2013
	Low	High
Net income per diluted share:

GAAP net income per diluted share	$ 1.20	$ 1.35
Amortization of intangible assets	0.50	0.53
Stock-based compensation	0.60	0.60
Tax impact of the above items	(0.45)	(0.48)
Non-GAAP net income per diluted share	$ 1.85	$ 2.00

Weighted average shares used to compute Non-GAAP net income per diluted share (millions)	20.0	20.0
CONTACT:  Media & Investor Contacts:
          Sard Verbinnen & Co
          John Christiansen/Jenny Gore
          jchristiansen@sardverb.com/jgore@sardverb.com
          (415) 618-8750